Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

During the years ended December 31, 2022 and 2021, the Company did not record income tax benefits for the net operating losses (“NOLs”) incurred or for the research and development tax credits generated in each period, due to its uncertainty of realizing a benefit from those items. All of the Company’s operating losses since inception have been generated in the U.S.

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	2022	2021
Federal statutory income tax rate	(21.0)%	(21.0)%
State income taxes, net of federal benefit	(3.5)	(2.9)
Federal research and development tax credits	(4.1)	(1.4)
Stock-based compensation	0.3	—
Change in deferred tax asset valuation allowance	28.3	25.3
Effective income tax rate	—%	—%

The Company’s net deferred tax assets consisted of the following (in thousands):

	Year Ended December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$61,653	$51,635
Capitalized research and development	36,550	—
Research and development tax credit carryforwards	16,901	4,350
Stock-based compensation expense	8,308	4,116
Warrant expense	4,066	—
Intangibles	2,602	1,707
Operating lease liability	871	—
Other	1,269	1,160
Total gross deferred tax assets	132,220	62,968
Valuation allowance	(131,325)	(62,968)
Total deferred tax assets	$895	$—
Deferred tax liabilities:
Operating lease right-of-use assets	$(884)	$—
Depreciation expense	(11)	—
Total deferred tax liabilities	(895)	—
Total net deferred tax assets	$—	$—

As of December 31, 2022 and 2021, the Company had U.S. federal NOL carryforwards of $263.7 million and $221.9 million, respectively, which may be available to reduce future taxable income. All of the U.S. federal NOL carryforwards have an indefinite carryforward period but are limited in their usage to 80% of annual taxable income. In addition, as of December 31, 2022, the Company had state NOL carryforwards of $103.3 million, which may be available to reduce future taxable income, of which $7.0 million have an indefinite carryforward period while the remaining $96.3 million begin to expire in 2032. As of December 31, 2022, the Company also had U.S. federal and state research and development tax credit carryforwards of $13.2 million and $3.6 million, respectively, which may be available to reduce future tax liabilities and expire at various dates beginning in 2041 and 2036, respectively.

Utilization of the U.S. federal and state NOL carryforwards and research and development tax credit carryforwards may be subject to a substantial annual limitation under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, and corresponding provisions of state law, due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income or tax liabilities. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain stockholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to the significant complexity and cost associated with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the NOL carryforwards or research and development tax credit carryforwards would be subject to an annual limitation under Section 382, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate, and then could be subject to additional adjustments, as required. If a change in ownership were to have occurred during that period and resulted in the restriction of NOL or credit carryforwards, the reduction in the related deferred tax asset would be offset with a corresponding reduction in the valuation allowance.

The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative losses since inception, expectation of future losses and lack of other positive evidence and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the net deferred tax assets as of December 31, 2022 and 2021. Management reevaluates the positive and negative evidence at each reporting period. During the years ended December 31, 2022 and 2021, the Company increased its valuation allowance by $68.3 million and $57.3 million, respectively, with such increase recognized as income tax expense, in order to maintain a full valuation allowance against its deferred tax assets, and there were no changes recorded to the allowance during the period.

The Company assesses uncertain tax positions in accordance with the guidance for accounting for uncertain tax positions. This pronouncement prescribes a recognition threshold and measurement methodology for recording within the consolidated financial statements uncertain tax positions taken, or expected to be taken, in the Company’s income tax returns. To the extent the uncertain tax positions do not meet the “more likely than not” threshold, the Company derecognizes such positions. For tax positions meeting the “more likely than not" threshold, the Company measures and records the highest probable benefit, and establishes appropriate reserves for benefits that exceed the amount likely to be sustained upon examination. As of December 31, 2022 and 2021, the Company has not recorded any uncertain tax positions or related interest and penalties.

The Company files income tax returns in the U.S. federal and various state jurisdictions and is not currently under examination by any taxing authority for any open tax year. Due to NOL carryforwards, all years remain open for income tax examination. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the federal or state tax authorities to the extent utilized in a future period. No federal or state tax audits are currently in process.